BANK BORROWINGS (Schedule of Repayments of Long-term Bank Borrowings) (Details) (Shanghai Pudong Development Bank [Member]) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY
Debt Instrument [Line Items]
2014	$ 991	6,000
2015	1,156	7,000
2016	10,000	1,652
2017	1,652	10,000
2018	$ 991	6,000